Exhibit

12.1
CERTIFICATIONS

FILED

PURSUANT

TO

17

CFR

240.

13(A)

-

14(A)
I,

James

E

Staley,

certify

that:
1.

I

have

reviewed

this

annual

report

on

Form

20-F

of

Barclays

PLC;
2.

Based

on

my

knowledge,

this

report

does

not

contain

any

untrue

statement

of

a

material

fact

or

omit

to

state

a

material

fact

necessary

to
make

the

statements

made,

in

light

of

the

circumstances

under

which

such

statements

were

made,

not

misleading

with

respect

to

the

period
covered

by

this

report;
3.

Based

on

my

knowledge,

the

financial

statements,

and

other

financial

information

included

in

this

report,

fairly

present

in

all

material

respects
the

financial

condition,

results

of

operations

and

cash

flows

of

the

company

as

of,

and

for,

the

periods

presented

in

this

report;
4.

The

company’s

other

certifying

officer

and

I

are

responsible

for

establishing

and

maintaining

disclosure

controls

and

procedures

(as

defined

in
Exchange

Act

Rules

13a-15(e)

and

15d-15(e))

and

internal

control

over

financial

reporting

(as

defined

in

Exchange

Act

Rules

13a-15(f)

and
15d-15(f))

for

the

company

and

have:
(a)

Designed

such

disclosure

controls

and

procedures,

or

caused

such

disclosure

controls

and

procedures

to

be

designed

under

our
supervision,

to

ensure

that

material

information

relating

to

the

company,

including

its

consolidated

subsidiaries,

is

made

known

to

us

by

others
within

those

entities,

particularly

during

the

period

in

which

this

report

is

being

prepared;
(b)

Designed

such

internal

control

over

financial

reporting,

or

caused

such

internal

control

over

financial

reporting

to

be

designed

under

our
supervision,

to

provide

reasonable

assurance

regarding

the

reliability

of

financial

reporting

and

the

preparation

of

financial

statements

for
external

purposes

in

accordance

with

generally

accepted

accounting

principles;
(c)

Evaluated

the

effectiveness

of

the

company’s

disclosure

controls

and

procedures

and

presented

in

this

report

our

conclusions

about

the
effectiveness

of

the

disclosure

controls

and

procedures,

as

of

the

end

of

the

period

covered

by

this

report

based

on

such

evaluation;

and
(d)

Disclosed

in

this

report

any

change

in

the

company’s

internal

control

over

financial

reporting

that

occurred

during

the

period

covered

by

the
annual

report

that

has

materially

affected,

or

is

reasonably

likely

to

materially

affect,

the

company’s

internal

control

over

financial

reporting;

and
5.

The

company’s

other

certifying

officer

and

I

have

disclosed,

based

on

our

most

recent

evaluation

of

internal

control

over

financial

reporting,

to
the

company’s

auditors

and

the

audit

committee

of

the

company’s

boards

of

directors

(or

persons

performing

the

equivalent

functions):
(a)

All

significant

deficiencies

and

material

weaknesses

in

the

design

or

operation

of

internal

control

over

financial

reporting

which

are
reasonably

likely

to

adversely

affect

the

company’s

ability

to

record,

process,

summarize

and

report

financial

information;

and
(b)

Any

fraud,

whether

or

not

material,

that

involves

management

or

other

employees

who

have

a

significant

role

in

the

company’s

internal
control

over

financial

reporting.
Date:

February

18,

2021
/s/

James

E

Staley
James

E

Staley
Title:

Group

Chief

Executive
Barclays

PLC

I,

Tushar

Morzaria,

certify

that:
1.

I

have

reviewed

this

annual

report

on

Form

20-F

of

Barclays

PLC;
2.

Based

on

my

knowledge,

this

report

does

not

contain

any

untrue

statement

of

a

material

fact

or

omit

to

state

a

material

fact

necessary

to
make

the

statements

made,

in

light

of

the

circumstances

under

which

such

statements

were

made,

not

misleading

with

respect

to

the

period
covered

by

this

report;
3.

Based

on

my

knowledge,

the

financial

statements,

and

other

financial

information

included

in

this

report,

fairly

present

in

all

material

respects
the

financial

condition,

results

of

operations

and

cash

flows

of

the

company

as

of,

and

for,

the

periods

presented

in

this

report;
4.

The

company’s

other

certifying

officer

and

I

are

responsible

for

establishing

and

maintaining

disclosure

controls

and

procedures

(as

defined

in
Exchange

Act

Rules

13a-15(e)

and

15d-15(e))

and

internal

control

over

financial

reporting

(as

defined

in

Exchange

Act

Rules

13a-15(f)

and
15d-15(f))

for

the

company

and

have:
(a)

Designed

such

disclosure

controls

and

procedures,

or

caused

such

disclosure

controls

and

procedures

to

be

designed

under

our
supervision,

to

ensure

that

material

information

relating

to

the

company,

including

its

consolidated

subsidiaries,

is

made

known

to

us

by

others
within

those

entities,

particularly

during

the

period

in

which

this

report

is

being

prepared;
(b)

Designed

such

internal

control

over

financial

reporting,

or

caused

such

internal

control

over

financial

reporting

to

be

designed

under

our
supervision,

to

provide

reasonable

assurance

regarding

the

reliability

of

financial

reporting

and

the

preparation

of

financial

statements

for
external

purposes

in

accordance

with

generally

accepted

accounting

principles;
(c)

Evaluated

the

effectiveness

of

the

company’s

disclosure

controls

and

procedures

and

presented

in

this

report

our

conclusions

about

the
effectiveness

of

the

disclosure

controls

and

procedures,

as

of

the

end

of

the

period

covered

by

this

report

based

on

such

evaluation;

and
(d)

Disclosed

in

this

report

any

change

in

the

company’s

internal

control

over

financial

reporting

that

occurred

during

the

period

covered

by

the
annual

report

that

has

materially

affected,

or

is

reasonably

likely

to

materially

affect,

the

company’s

internal

control

over

financial

reporting;

and
5.

The

company’s

other

certifying

officer

and

I

have

disclosed,

based

on

our

most

recent

evaluation

of

internal

control

over

financial

reporting,

to
the

company’s

auditors

and

the

audit

committee

of

the

company’s

boards

of

directors

(or

persons

performing

the

equivalent

functions):
(a)

All

significant

deficiencies

and

material

weaknesses

in

the

design

or

operation

of

internal

control

over

financial

reporting

which

are
reasonably

likely

to

adversely

affect

the

company’s

ability

to

record,

process,

summarize

and

report

financial

information;

and
(b)

Any

fraud,

whether

or

not

material,

that

involves

management

or

other

employees

who

have

a

significant

role

in

the

company’s

internal
control

over

financial

reporting.
Date:

February

18,

2021
/s/

Tushar

Morzaria
Tushar

Morzaria
Title:

Group

Finance

Director
Barclays

PLC